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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    March 26, 2002
                                                   -----------------------------


                        CHILDTIME LEARNING CENTERS, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its Charter)



          Michigan                     0-27656               38-3261854
-----------------------------      ----------------     --------------------
 (State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)               File Number)        Identification No.)



 38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan         48335
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      (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (248) 476-3200
                                                   -----------------------------


                                 Not applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On March 26, 2002, Childtime Learning Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99, announcing changes in the organization of the Company. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         Not applicable.

         (c)               Exhibits

                            99      Press Release dated March 26, 2002.

ITEM 8.           NOT APPLICABLE.



                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHILDTIME LEARNING CENTERS, INC.

Date: April 2, 2002                    By:  /S/  LEONARD C. TYLKA
                                           -----------------------------------
                                           Leonard C. Tylka
                                           Its:  Interim Chief Financial Officer
                                                   and Treasurer


                                       3
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                                INDEX TO EXHIBITS

EXHIBIT NO.          DESCRIPTION

Exhibit 99           Press Release issued by Childtime Learning Centers, Inc.
                     dated March 26, 2002